B U I L D I N G B R I G H T E R F U T U R E S September 6/7, 2023 Jefferies Industrials Conference

2 Disclosure Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward- looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects,” "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management's or the Board’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the shareholder return framework, execution of Peabody's operating plans, market conditions, reclamation obligations, financial outlook and liquidity requirements. They may include estimates of sales and other operating performance targets, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward- looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond Peabody's control, that are described in Peabody's periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended Mar. 31, 2023, and June 30, 2023, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody's website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

3 Peabody Quick Facts1 Confidential 1 All statistics are for the year ended December 31, 2022. 2 Total Recordable Incident Frequency Rate (‘TRIFR’) equals recordable incidents per 200,000 hours worked; MSHA reported total U.S. TRIFR for 2022 of 2.77 3 Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measures in the appendix.

4 Note: The company attributes revenue to individual regions based on the location of the physical delivery of the coal. Revenue breakdown for FY 2022. Peabody Serves Broad Global Customer Base 0% 20% 40% France Chile Belgium Indonesia South Korea Brazil Vietnam India Australia Taiwan Other Japan U.S. Revenue from Customer Regions

Peabody's Business Segments

Segment	Image	Mines	Full Year 2022	
Seaborne Thermal		• Wilpinjong • Wambo Underground • Wambo OC JV	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	15.6 $86.07 $44.65 $41.42 $647.6
Seaborne Metallurgical		• Shoal Creek • Metropolitan • Coppabella / Moorvale (CMJV)	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	6.6 $243.78 $125.92 $117.86 $781.7
Powder River Basin		• North Antelope Rochelle • Caballo • Rawhide	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	82.6 $12.89 $12.06 $0.83 $68.2
Other U.S. Thermal		• Bear Run • Francisco Underground • Wild Boar • Gateway North • Twentymile • El Segundo / Lee Ranch	• Tons Sold (millions) • Revenue per Ton • Costs per Ton • Adjusted EBITDA Margin per Ton • Adjusted EBITDA (millions)	18.4 $51.82 $38.63 $13.19 $242.4

Note: Revenue per Ton, Costs per Ton and Adjusted EBITDA Margin per Ton are non-GAAP operating/statistical measures. Revenue per Ton and Adjusted EBITDA Margin per Ton are equal to revenue by segment and Adjusted EBITDA by segment, respectively, divided by segment tons sold. Costs per Ton is equal to Revenue per Ton less Adjusted EBITDA Margin per Ton. Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix.

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6 Financial Strength

7 Financial Strategy • Generate cash in excess of liquidity and capital requirements • Eliminated all senior secured debt • Pre-funded all final reclamation at full estimated cost to defease liability • Other debt-like obligations include legacy retiree healthcare, pension and black lung liabilities • Commenced a shareholder return program that is sustainable and based on Available Free Cash Flow generation • Investments focused on organic project pipeline (e.g., North Goonyella) Secured Debt ARO / Other Debt-Like Balance Sheet Resiliency Free Cash Flow Generation Shareholder Returns & Strategic Investments Reinvest in the Portfolio Shareholder Returns

8 Financial Strength from Portfolio Diversity Note: Adjusted EBITDA is a non-GAAP financial measure. Refer to the definitions and reconciliations to the nearest GAAP measure in the appendix. H1 2023 Adjusted EBITDA ($ in millions) Seaborne Thermal $362 Seaborne Metallurgical $193 PRB $62 Other US Thermal $116 Other $16 Total $749 Million • Global scale and diversification to target the most attractive markets • Adjusted EBITDA of $749 million in H1 2023 driven by strong seaborne pricing • Shareholder return program returned $262 million through July 19, 2023 - Repurchased more than 8% of shares outstanding • Proven performance as a safe, regulatory compliant producer on two continents • Continue to reweight assets to seaborne opportunities

9 Shareholder Return Program Quarter Ended Six Months Ended Jun. 2023 Jun. 2023 (Dollars in millions) Cash Flow from Operations: $ 353.4 $ 739.7 - Cash Flows Used in Investing Activities (61.5) (120.0) - Distributions to Noncontrolling Interest — (22.8) +/- Changes to Restricted Cash and Collateral (1) 82.8 39.7 - Anticipated Expenditures or Other Requirements — — Available Free Cash Flow (AFCF) (2) $ 374.7 $ 636.6 Allocation for shareholder returns 65% Total shareholder returns $ 413.8 - Dividends paid (3) (10.8) - Share repurchases (4) (251.0) - Declared dividends (5) (10.0) Total available for shareholder returns $ 142.0 (1) This amount is equal to the total change in Restricted Cash and Collateral on the balance sheet, excluding partially offsetting amounts already included in cash flow from operations of $71 million and $117 million for the quarter and six months ended June 30, 2023, respectively and the $660 million one-time funding related to the surety program in the first quarter. (2) Available Free Cash Flow is a non-GAAP financial measure defined as quarterly operating cash flow minus investing cash flow and distributions to noncontrolling interests; plus/minus changes to restricted cash and collateral (excluding one-time effects of the recent surety agreement amendment) and other anticipated expenditures. Available Free Cash Flow is used by management as a measure of our ability to generate excess cash flow from our business operations. (3) Does not include $0.1 million of non-cash dividend equivalent units issued. (4) Includes share repurchases through July 19, 2023. (5) Represents dividends declared that remained payable as of July 27, 2023. The dividend was paid on August 30, 2023.

10 Balance Sheet Strength $1,563 $1,143 $320 $320 $709 $954 $1,307 $1,081 $187 $925 2020 2021 2022 June-23 $24$17 Funded Debt and Cash Balances ($ in millions) Note: Reflects principal amount of funded debt outstanding at end of period, excluding finance lease obligations and debt issuance costs. Eliminated All Secured Funded Debt; Fully Funded ARO Liability; $1 Billion of Cash Liquidity at June 30, 2023 Secured Debt Unsecured Debt Cash & Equivalents Restricted Cash/Collateral

11 Market Overview

12 Supply Side Response Limited Due to High Barriers to Entry Coal Supply Development Constraints Reduced Capital Investment NGO Activity Political Environment Increased Permit Scrutiny Labor Shortage Increased Regulation

13 Seaborne Market Dynamics • Fundamental demand profile and supply constraints favor prices staying higher than historical levels • Supply response challenged by lack of capital investment and ever-increasing barriers to entry • Recent price action reflects a reduction in inventories following a warm winter in the Northern Hemisphere • Peabody positioned to benefit from market with near-term price exposure to both seaborne and U.S. markets $0 $100 $200 $300 $400 $500 $600 $700 Jan-21 Oct-21 Jul-22 Apr-23 Jan-24 Oct-24 Met Coal Price Performance Met - LV HCC (spot) Met - LV HCC (forward) Source: Platts and ICE Futures. $0 $100 $200 $300 $400 $500 Jan-21 Oct-21 Jul-22 Apr-23 Jan-24 Oct-24 Thermal Coal Price Performance Thermal - NEWC (prompt) Thermal - NEWC (forward) ($ per tonne) ($ per tonne)

Seaborne Met Coal Demand Growing – Supply Response Constrained – Organic N. Goonyella Development

Peabody

- China's rapid urbanization drove met coal consumption growth the last 15 years; India is projected to drive the next ~25 years
- Australia projected to continue to dominate seaborne met coal supply, advantaged by high-quality products, low-cost operations, and proximity to demand centers
- Most new met coal supply projections are from restarts and expansions. Greenfield projects face ongoing challenges
- Peabody's existing met coal portfolio positioned to capture value from demand growth. The restart of North Goonyella significantly increases Peabody's premium HCC production profile

Seaborne Metallurgical Coal Demand



(Million Tonnes)
310
342
353
69
15
45
100
71
85
17
16
38
93
93
61
29
16
30
68
149
+110%
2023
2030
2050
India
China
Vietnam
Japan/Korea/Taiwan
Brazil
Others

Source: The graph was obtained from Wood Mackenzie Long Term Outlook (May 2023).

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15 Thermal Coal Leads all Generation Sources Global Electricity Demand Continues to Grow Source: S&P Capital IQ World Electric Power Plants Mar 2023. • Global electricity demand expected to grow by 2.9% between 2020 and 2025 • Coal is forecasted to remain the largest source of electricity generation through 2025 • On average, ~70 GW of global coal generation capacity has been added annually between 2010 and 2020, and another ~150 GW of new coal generation capacity is currently under construction • Seaborne thermal coal demand expected to hold steady over the next several years, coupled with potential supply reductions supports elevated price projections 39% 35% 30% 21% 21% 15% 10% 2% 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2015 2020 2025 World Electricity Generation (TWh) Coal Natural Gas Renewables Hydro Nuclear Oil

16 MISO SPP ERCOT PJM U.S. Electricity Generation Mix Remains Very Reliant on Coal Generation Source: Graph based on EIA, S&P Capital IQ , ISOs and Peabody analysis (8/20/2022 – 8/19/2023). Each dataset is represented by a boxed area where the central line signifies the median (P50) value, the bottom edge represents the 25th percentile, and the top edge represents the 75th percentile. Between the two extreme "whiskers" of each dataset, more than 90% of the data is encompassed. • Difficult to match reliability characteristics of coal generation • High coal share when renewables are not dispatching and natural gas prices are elevated • MISO and SPP continue to rely heavily on coal to meet power demand • Hourly data for the past 12 months shows significant regional differences in coal’s contribution to the generation mix • Coal generators face substantially lower fuel price volatility compared to natural gas fleet Hourly Coal Generation Share

U.S. Thermal - Best and Most Diverse Assets in the Right Regions

Peabody

- Peabody is the largest producer in the PRB and is committed to serve customers' long-term needs – a differentiator
- Peabody has a unique ability to supply low-cost products out of the PRB with various qualities ranging from 8,200 Btu up to ~8,900 Btu with ultra low sulfur (<0.50 lbs SO2) and low ash
- Peabody's ILB mines have the ability to meet customer requests as they change quality needs



Western Fuels 1%
Wyodak 2%
Kiewit 8%
Eagle Specialty 12%
NTEC 14%
Arch 28%
Peabody 35%
2022
PRB Production by Company

Source: MSHA

- Twentymile accepted in the Atlantic seaborne thermal market as quality is comparable to Russia, Colombia, and South Africa coals with less political / execution risk
- El Segundo/Lee Ranch signed a new, long-term coal supply agreement – extending the life of the mine

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18 Business Operations

Seaborne Met Business Segment
Operations Overview

Peabody

Strategic Advantage:
Multiple locations and products, positioned to serve Asia Pacific and Atlantic market

Metropolitan Mine

Production: 1.8 million tons
Reserves: 10 million tons
Type: Underground - Longwall
Product: Semi-hard (65%), PCI (25%), Thermal (10%)
Port: Port Kembla Coal Terminal (PKCT)
Location: New South Wales, Australia





CMJV (Coppabella Mine and Moorvale Mine)

Production: 3.9 million tons
Reserves: 14 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Premium Low Volatile PCI
Port: Dalrymple Bay Coal Terminal (DBCT)
Location: Queensland, Australia

Shoal Creek Mine

Production: 0.8 million tons
Reserves: 17 million tons
Type: Underground - Longwall
Product: Coking – High Vol A
Port: Barge coal to McDuffie Terminal (Mobile, AL)
Location: Alabama



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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Seaborne Thermal Business Segment
Operations Overview

Peabody

Strategic Advantage:
High margin operations positioned to serve Asia Pacific market

Wilpinjong Mine

Production: 12.1 million tons (export and domestic)
Reserves: 67 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Export (5,000-6,000 kcal/kg NAR)
Port: Newcastle Coal Infrastructure Group (NCIG) and Port Waratah Coal Services (PWCS)
Location: New South Wales, Australia





Wambo Open-Cut

Production : 2.0 million tons
Reserves: 31 million tons
Type: Surface - Truck/Shovel
Product: Premium Export (~6000 kcal/kg NAR)
Port: NCIG and PWCS
Location: New South Wales, Australia

Wambo Underground

Production: 1.1 million tons
Reserves: 5 million tons
Type: Underground - Longwall
Product: Premium Export (~6000 kcal/kg NAR)
Port: NCIG and PWCS
Location: New South Wales, Australia



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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PRB Business Segment
Operations Overview

Peabody

Strategic Advantage: Low-cost operations, largest producer, significant reserves, shared resources, technologies

North Antelope Rochelle Mine (NARM)

Production: 60.4 million tons
Reserves: 1,423 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,800 BTU/lb, <0.50 lbs SO_2)
Rail: BNSF and UP
Location: Wyoming





Caballo Mine

Production: 12.1 million tons
Reserves: 342 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,500 BTU/lb, 0.80 lbs. SO_2)
Rail: BNSF and UP
Location: Wyoming

Rawhide Mine

Production: 10.3 million tons
Reserves: 117 million tons
Type: Surface – Dozer/Cast, Truck/Shovel
Product: Sub-Bit Thermal (~8,200-8,300 BTU/lb, 0.85 lbs. SO_2)
Rail: BNSF
Location: Wyoming



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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Other U.S. Thermal Business Segment
Operations Overview

Peabody

Strategic Advantage: Located to serve regional customers in high coal utilization regions

Bear Run Mine

Production: 6.7 million tons
Reserves: 136 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 4.5 lbs. SO2
Rail: Indiana Railroad to Indiana Southern / NS and CSX
Location: Indiana





Wild Boar Mine

Production: 2.3 million tons
Reserves: 15 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~11,000 Btu/lb, 5.0 lbs. SO2
Rail: NS or Indiana Southern
Location: Indiana

Francisco Underground

Production: 1.8 million tons
Reserves: 7 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,500 Btu/lb, 6.0 lbs. SO2
Rail: NS
Location: Indiana



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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Other U.S. Thermal Business Segment
Operations Overview (continued)

Peabody

with competitive cost operations and ample reserves / resources

Gateway North Mine

Production: 2.4 million tons
Reserves: 43 million tons
Type: Underground – Continuous Miner
Product: Thermal ~11,000 Btu/lb, 5.4 lbs. SO2
Rail: UP
Location: Illinois





Twentymile Mine

Production: 1.5 million tons
Reserves: 11 million tons
Type: Underground – Longwall
Product: Thermal ~11,200 Btu/lb, 0.80 lbs SO2
Rail: UP
Location: Colorado

El Segundo / Lee Ranch Mine

Production: 3.7 million tons
Reserves: 14 million tons
Type: Surface - Dragline, Dozer/Cast, Truck/Shovel
Product: Thermal ~9,250 Btu/lb, 2.0 lbs SO2
Rail: BNSF
Location: New Mexico



Note: Production is for full year 2022. Reserves are shown as of December 31, 2022.

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24 Organic Development

25 North Goonyella Redevelopment World-Class Infrastructure in Place • Brownfield redevelopment benefits from significant infrastructure with replacement cost estimated at more than $1 billion • Infrastructure includes: Coal Handling Prep Plant (CHPP) with successful history Dedicated accommodation village for over 400 workers New CAT longwall system on the surface Dedicated rail loop connected to Goonyella rail system

26 Unique Organic Growth Opportunity: North Goonyella Redevelopment Takeaways Redevelopment utilizing existing infrastructure and equipment in place Premium grade hard coking coal, considered the cornerstone of coking coal feedstocks globally Proximity advantage to supply India and wider Asia. Regions with strong demand growth forecasts Staged redevelopment for initial 20 million tons delivers attractive financial returns of approximately 25 percent IRR

27 • Stage 1 capital of $140 million anticipated to be completed in early 2024 • Stage 2 capital of $240 million, over two years, to complete development and allow longwall mining of 20 million tons beginning in 2026 • The only approval needed from regulators is to re-enter Zone B • Various options for extension and/or expansions ‒ Goonyella lower seam (GLB2) reserves (~50 million tons – company controlled), directly below Goonyella middle seam (pictured) North Goonyella Redevelopment Project Stages Map GM South (Goonyella Middle) 20Mt Stage 1 Stage 2 Zone A Zone B Mined Out Mined Out

28 Seaborne Thermal Life-Extension Opportunities • Targeting to prove 50Mt+ of reserves in area immediately adjacent to Wilpinjong • Extensive drilling program in progress throughout 2023 • Environmental baseline fieldwork surveys underway Wilpinjong • Recently re-oriented mine plan extending current UG mine life to 2026 • Assessing development options for South Wambo UG with potential for 70Mt+ of reserves within existing approved mining lease Wambo Underground • Evaluating option for 14Mt+ of reserves through the mining of the lower coal seams within the existing mining area Wambo Open-Cut Wilpinjong Wambo

2 29 ESG Focus

30 Emphasis on ESG for Stakeholder Engagement • Responsible coal mining, reducing impact from operations and making best use of natural resources while creating economic value • Targets for greenhouse gas reduction and land reclamation • Collaborating with stakeholders on a pipeline of projects aimed at reducing emissions and creating future carbon offsets • Supporting research and innovation to position our industry for the future Environmental Social • Safety is our first value and leading measure of excellence • Strive for diversity of backgrounds, thoughts and experiences by emphasizing inclusive hiring practices and workplaces • Active engagement with communities and indigenous stakeholders • Significant contributions to regions through taxes, fees and royalties • Member of U.N. Global Compact and signatory to CEO Action for Diversity & Inclusion pledge Governance • Focus on good governance, strategy and management, with integrity a driving value • Independent Board Chair and committees • Executive compensation designed to align management with stockholders, and incorporates measurable ESG metrics

31 Opportunity to Create Additional Value with Our Existing Assets Peabody Development • Land: 175,000+ surface acres owned in U.S. - Opportunity: develop solar energy and storage projects such as R3 Renewables - Potential for carbon capture and underground storage • Water: 38 million gallons managed per day - Opportunity: develop pumped hydro generation - Potential sale of water • Methane Gas: 60,000+ tons per year - Opportunity: capture methane from underground facilities - Potential sale for energy generation Joint venture in collaboration with Riverstone Holdings and Summit Partners Pursue development of over 3.0 GW of utility-scale solar PV and 1.2 GW of battery storage Eight potential sites on large tracts of land on or near previous coal mining operations in Indiana and Illinois

32 Technology and Collaboration • We support research and key initiatives in low emissions projects and partnerships such as: - Low Emission Technology Australia (LETA) - Carbon Utilization Research Council (CURC) • University of Wyoming School of Energy Resources - Peabody Advanced Coal Technology - Carbon engineering - Carbon Capture, Use and Storage - Coal-derived products • Washington University in St. Louis - Supports the Consortium for Clean Coal Utilization research on carbon capture and storage

2 33 Appendix Materials

2023 Guidance Table

Peabody

Segment Performance

	2023 Full Year			
	Total Volume (millions of short tons)	Priced Volume (millions of short tons)	Priced Volume Pricing per Short Ton	Average Cost per Short Ton
Seaborne Thermal	15 - 16	11	$87.00	$50.00 - $55.00
Seaborne Thermal (Export)	9.5 - 10.5	5.5	$148.85	NA
Seaborne Thermal (Domestic)	~5.5	5.5	$25.20	NA
Seaborne Metallurgical	6.5 - 7.5	3.5	$202.00	$120.00 - $130.00
PRB U.S. Thermal	80 - 85	91	$13.63	$11.50 - $12.25
Other U.S. Thermal	16.5 - 17.5	18	$52.12	$38.00 - $42.00

Other Annual Financial Metrics ($ in millions)

	2023 Full Year
SG&A	$90
Major Project / Growth Capital Expenditures	$200
Total Capital Expenditures	$325
ARO Cash Spend	$65 - $75

Supplemental Information

Seaborne Thermal	40% of unpriced export volumes are expected to price on average at Globalcoal "NEWC" levels and 60% are expected to have a higher ash content and price at 80-95% of API 5 price levels.
Seaborne Metallurgical	On average, Peabody's unpriced metallurgical sales are anticipated to price at 70-80% of the premium hard-coking coal index price (FOB Australia).
PRB and Other U.S. Thermal	PRB and Other U.S. Thermal volumes reflect volumes priced at June 30, 2023. Weighted average quality for the PRB segment 2023 volume is approximately 8650 BTU.

Certain forward-looking measures and metrics presented are non-GAAP financial and operating/statistical measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.

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35 Reconciliation of Non-GAAP Measures Note: Refer to definitions and footnotes on slide 37. Year Ended Dec. 31, 2022 H1 2023 Tons Sold (In Mill ions) Seaborne Thermal 15.6 7.6 Seaborne Metallurgical 6.6 3.3 Powder River Basin 82.6 40.9 Other U.S. Thermal 18.4 8.3 Total U.S. Thermal 101.0 49.2 Corporate and Other 0.5 0.3 Total 123.7 60.4 Revenue Summary (In Mill ions) Seaborne Thermal 1,345.6$ 746.0$ Seaborne Metallurgical 1,616.9 660.9 Powder River Basin 1,065.5 565.0 Other U.S. Thermal 952.2 449.3 Total U.S. Thermal 2,017.7 1,014.3 Corporate and Other (1) 1.7 211.6 Total 4,981.9$ 2,632.8$ Total Reporting Segment Costs Summary (In Mill ions) (2) Seaborne Thermal 698.0$ 384.5$ Seaborne Metallurgical 835.2 467.6 Powder River Basin 997.3 503.0 Other U.S. Thermal 709.8 333.2 Total U.S. Thermal 1,707.1 836.2 Corporate and Other 2.0 2.7 Total 3,242.3$ 1,691.0$ Adjusted EBITDA (In Mill ions) (3) Seaborne Thermal 647.6$ 361.5$ Seaborne Metallurgical 781.7 193.3 Powder River Basin 68.2 62.0 Other U.S. Thermal 242.4 116.1 Total U.S. Thermal 310.6 178.1 Middlemount (4) 132.8 6.0 Resource Management Results (5) 29.3 8.3 Sell ing and Administrative Expenses (88.8) (44.5) Other Operating Costs, Net (6) 31.5 46.1 Adjusted EBITDA (3) 1,844.7$ 748.8$

Reconciliation of Non-GAAP Measures

Peabody

Reconciliation of Non-GAAP Financial Measures (In Millions)	Year Ended Dec. 31, 2022	H1 2023
Income from Continuing Operations, Net of Income Taxes	$ 1,317.4	$ 488.2
Depreciation, Depletion and Amortization	317.6	156.9
Asset Retirement Obligation Expenses	49.4	30.9
Restructuring Charges	2.9	2.1
Asset Impairment	11.2	2.0
Provision for NARM and Shoal Creek Loss	-	33.7
Changes in Amortization of Basis Difference Related to Equity Affiliates	(2.3)	(0.7)
Interest Expense	140.3	31.7
Net Loss on Early Debt Extinguishment	57.9	8.8
Interest Income	(18.4)	(36.2)
Net Mark-to-Market Adjustment on Actuarially Determined Liabilities	(27.8)	-
Unrealized Losses (Gains) on Derivative Contracts Related to Forecasted Sales	35.8	(159.0)
Unrealized Losses (Gains) on Foreign Currency Option Contracts	2.3	(0.6)
Take-or-Pay Contract-Based Intangible Recognition	(2.8)	(1.2)
Income Tax (Benefit) Provision	(38.8)	192.2
Adjusted EBITDA [3]	$ 1,844.7	$ 748.8
Operating Costs and Expenses	$ 3,290.8	$ 1,708.6
Unrealized (Losses) Gains on Foreign Currency Option Contracts	(2.3)	0.6
Take-or-Pay Contract-Based Intangible Recognition	2.8	1.2
Net Periodic Benefit Credit, Excluding Service Cost	(49.0)	(19.4)
Total Reporting Segment Costs [2]	$ 3,242.3	$ 1,691.0

Note: Refer to definitions and footnotes on slide 37.

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Reconciliation of Non-GAAP Measures: Definitions

Peabody

Note: Management believes that non-GAAP performance measures are used by investors to measure our operating performance. These measures are not intended to serve as alternatives to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies.

(1) Includes net (losses) gains related to unrealized mark-to-market adjustments on derivatives related to forecasted sales of:

	Year Ended Dec. 31, 2022	H1 2023
	(In Millions)	
Net unrealized (loss) gain	$ (35.8)	$ 159.0

(2) Total Reporting Segment Costs is defined as operating costs and expenses adjusted for the discrete items that management excluded in analyzing each of our segment's operating performance as displayed in the reconciliation above. Total Reporting Segment Costs is used by management as a component of a metric to measure each of our segment's operating performance.

(3) Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses and depreciation, depletion and amortization. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing each of our segment's operating performance as displayed in the reconciliation above. Adjusted EBITDA is used by management as the primary metric to measure each of our segment's operating performance and allocate resources.

(4) We account for our 50% equity interest in Middlemount Coal Pty Ltd. (Middlemount), which owns the Middlemount Mine, under the equity method. Middlemount's standalone results exclude the impact of related changes in amortization of basis difference recorded by the Company in applying the equity method. Middlemount's standalone results include (on a 50% attributable basis):

	Year Ended Dec. 31, 2022	H1 2023
	(In Millions)	
Tons sold	1.6	0.6
Depreciation, depletion and amortization and asset retirement obligation expenses	$ 7.4	$ 3.3
Net interest expense	-	-
Income tax provision	55.3	2.6

(5) Includes gains (losses) on certain surplus coal reserve and surface land sales and property management costs and revenue.

(6) Includes trading and brokerage activities; costs associated with post-mining activities; minimum charges on certain transportation-related contracts; costs associated with suspended operations including the North Goonyella Mine; and revenue of $19.2 million related to the Q1 2023 assignment of port and rail capacity.

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